SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

--------------------------------------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THESECURITIES
EXCHANGE ACT OF 1934

--------------------------------------------

Date of Report (Date of earliest event reported) March 29, 2004

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
(Exact Name of Registrant as Specified in its Charter)

     Bermuda                                          1-14795                        Not Applicable
(State or Other Jurisdiction                     (Commission                        (IRS Employer
of Incorporation)                                File Number)                       Identification No.)

                                               44 Church Street
                                               P.O. Box HM2064
                                               Hamilton HM HX, Bermuda
                                      (Address of Principal Executive Offices)

Registrant's telephone number, including area code     (441) 295-5688)
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

          99.1 Press Release of American Safety Insurance Holdings, Ltd. issued March 29, 2004.

Item 12. Results of Operations and Financial Condition.

The Registrant issued a press release reporting its financial results for the fourth quarter and year ended December 31, 2003. A copy of the press release is hereby attached as Exhibit 99.1 and incorporated herein by reference.

The information set forth under this Item 12 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SAFETY INSURANCE HOLDINGS, LTD. (Registrant)
Dated:        April 5, 2004                    By:   /s/ Stephen R. Crim
                                                         Stephen R. Crim
                                                         President and Chief Executive Officer

EXHIBIT INDEX

99.1 Press Release of American Safety Insurance Holdings, Ltd. issued March 29, 2004